SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                                  June 7, 2002

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                      000-24757               56-1764501
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 (State or Other Jurisdiction   (Commission File Number) (I.R.S. Employer
      of Incorporation                                    Identification Number)


                2070 Route 52, Hopewell Junction, New York 12533
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               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.


     eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into a fourth amendment agreement to amend and extend the maturity date of the Convertible Promissory Note (the "Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The amendment agreement extends the maturity date of the Note from June 7, 2002 to June 14, 2002. eMagin and Travelers are currently engaging in discussions in respect of the restructuring of the Note. There can be no assurance that eMagin will be able to arrange a restructuring of the Note on terms acceptable to eMagin, if at all.

     The foregoing description is only a summary of the transaction described and is qualified in its entirety by the Amendment No. 4 to Convertible
Promissory Note attached as an exhibit to this Form 8-K, which exhibit is incorporated herein by reference.


ITEM 7.  EXHIBITS.

Exhibit
Number        Description

10.1         Amendment No. 4 to Convertible Promissory Note dated
              as of June 7, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 EMAGIN CORPORATION

                                 By: /s/ Edward V. Flynn
                                    --------------------------------------
                                    Name: Edward V. Flynn
                                    Title: Chief Financial Officer


Dated June 7, 2002.